MANAGED HIGH YIELD PLUS FUND INC.                              SEMIANNUAL REPORT


Dear Shareholder,                                               January 15, 2002

We present you with the semiannual report for Managed High Yield Plus Fund Inc. for the six months ended November 30, 2001.

MARKET REVIEW

[GRAPHIC]
     Volatility marked the high-yield market during the six months ended November 30, 2001, as each month brought different results. The period began with the telecommunications sector pulling down overall yields in the market with an extremely negative showing, followed by two months that were relatively positive for the high-yield sector. The events of September 11 affected high-yield debt both severely and negatively as investors turned their attention to homeland security and the potential for war. Masked just beneath these global concerns glared two more factors affecting the market more directly: a continued weakening economy and rising default rates.
     The Federal Reserve (the "Fed") continued to act aggressively in an attempt to halt the economy's slide, reducing the fed funds rate (the rate the Fed charges banks for overnight loans) 11 times by 4.75% during the course of 2001, bringing the rate to its lowest level in 40 years.
     After the initial shock of the terrorist attacks waned, the markets rebounded strongly as investors returned to the market, virtually erasing the losses experienced by high-yields during September. Collateralized bond obligations, investment-grade bonds that are backed by high-yield bonds, picked up again while pension plan sponsors added to allocations and foreign interest in the U.S. high-yield market resumed. Toward year-end, new issuance began to accelerate, with lower interest rates prompting high-yield issuers to refinance with lower coupon bonds.

    Bonds rated BB by Moody's fared best during the fiscal period, followed by B-rated and CCC-rated securities. The high-yield market declined 0.04% during the six-month period, as measured by the Salomon High-Yield Market Index.

[SIDENOTE]
MANAGED HIGH YIELD
PLUS FUND INC.

INVESTMENT GOALS:
Primarily, high income; secondarily, capital appreciation

PORTFOLIO MANAGER/SUBADVISOR:
Marianne Rossi
Brinson Partners
(New York), Inc.

COMMENCEMENT:
June 26, 1998

NYSE SYMBOL
HYF

DIVIDEND PAYMENTS
Monthly

PORTFOLIO REVIEW
AVERAGE ANNUAL RETURNS, PERIODS ENDED 11/30/01

NET ASSET VALUE RETURNS+         FUND           LIPPER MEDIAN*
-------------------------   ---------------    ---------------
6 Months                             -11.63%             -6.48%
1 Year                                -8.37               2.42
Inception(o)                         -13.75              -5.21
-------------------------   ---------------    ---------------

MARKET PRICE RETURNS+            FUND           LIPPER MEDIAN*
-------------------------   ---------------    ---------------
6 Months                             -10.55%             -1.21%
1 Year                                17.66              21.42
Inception(o)                         -11.00              -2.10
-------------------------   ---------------    ---------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.
* Lipper High Current Yield Funds (Leveraged) Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.
(o) The Fund's inception is June 26, 1998. Inception returns for the Lipper Median are shown as of next month-end: June 30, 1998.

SHARE PRICE, DIVIDEND AND YIELD            11/30/01
----------------------------------------   --------
Market Price                               $  6.29
Net Asset Value                            $  5.65
12-Month Dividend                          $  1.095
November Dividend                          $  0.0850
Market Yield                                  16.2%
NAV Yield                                     18.1%
IPO Yield                                      6.8%
----------------------------------------   --------

Market yield is calculated by multiplying the November distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the November distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO HIGHLIGHTS

During the six months ended November 30, 2001, the Managed High Yield Plus Fund declined 11.6% on a net asset value basis, underperforming its peer group, the Lipper High Current Yield Funds (Leveraged) Median, which declined 6.5% during the period. Based on market price returns, the Fund declined 10.6% compared to the Median's 1.2% decline during the period. The Fund's holdings of telecommunications and lower-rated bonds hampered performance while overweights in the broadcasting, cable and gaming sectors helped performance. During the period, we reduced our exposure to BB-rated securities, believing that these securities are fully valued relative to B-rated securities.

PORTFOLIO CHARACTERISTICS

CREDIT QUALITY**                 11/30/01    5/31/01
------------------------------   --------    --------
Cash                                  0.3%        0.0%
BB & Higher                          15.3        19.9
B                                    63.5        62.9
CCC & Lower                          18.4        16.5
Non-Rated                             0.0         0.1
Equity/Preferred                      2.5         0.6
------------------------------   --------    --------
Total                               100.0%      100.0%

CHARACTERISTICS**                11/30/01    5/31/01
------------------------------   --------    --------
Weighted Avg. Maturity            6.8 yrs     6.8 yrs
Weighted Avg. Price              $   86.74   $   85.05
Leverage*                            28.8%       26.8%
Net Assets (mm)                  $  223.4    $  270.8
------------------------------   --------    --------

TOP TEN HOLDINGS*                 11/30/01                                       5/31/01
------------------------------   ----------    ------------------------------   ----------
Allied Waste North America              3.5%   PTC International Finance               3.2%
Crown Castle International              3.1    R&B Falcon                              3.1
AES                                     2.8    Allied Waste North America              2.9
Triad Hospitals                         2.5    Crown Castle International              2.7
PTC International Finance               2.5    Alestra                                 2.4
Nextel Communications                   2.3    AES                                     2.4
Park Place Entertainment                2.3    Nextel International                    2.3
Sinclair Broadcast Group                2.3    Spectrasite Holdings                    2.3
Alamosa Delaware                        2.3    Lyondell Chemical                       2.2
Adelphia Communications                 2.3    Triad Hospitals                         2.2
------------------------------   ----------    ------------------------------   ----------
Total                                  25.9%   Total                                  25.7%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
** Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

TOP FIVE SECTORS*                 11/30/01                                                5/31/01
------------------------------   ----------    ----------------------------------------   ----------
Wireless Telecommunications            16.6%   Wireless Telecommunications                      12.8%
Gaming                                 11.0    Broadband                                        11.3
Cable                                  10.7    Cable                                            11.2
Broadcast                               8.1    CLEC (Competitive Local Exchange Carrier)         9.5
Broadband                               6.4    Service                                           8.4
------------------------------   ----------    ----------------------------------------   ----------
Total                                  52.8%   Total                                           53.2%

OUTLOOK

[GRAPHIC]
     With the spread between yields of high-yield bonds and Treasurys hovering over 6.5%, we continue to believe that the high-yield market offers value to long-term investors. We continue to see opportunities to construct a diversified portfolio of solid companies, and expect the market to benefit from a stabilizing economy as monetary and fiscal stimulus, declining default rates and strong technical factors take hold.
     We expect to continue to overweight broadcasting, cable, energy, gaming, media and wireless companies, as we believe these sectors will have positive earnings momentum, strong asset coverage, and the potential for M&A (merger and acquisition) activity.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(1) please contact your financial advisor or visit us at www.brinsonadvisors.com.

Sincerely,


/s/ Brian M. Storms                     /s/ Marianne Rossi
BRIAN M. STORMS                         MARIANNE ROSSI
President                               Portfolio Manager
Managed High Yield Plus Fund Inc.       Managed High Yield Plus Fund Inc.
                                        Managing Director
                                        Brinson Partners (New York), Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD PLUS FUND INC.
PORTFOLIO OF INVESTMENTS                           NOVEMBER 30, 2001 (UNAUDITED)

  PRINCIPAL
   AMOUNT                                                                 MATURITY               INTEREST
    (000)                                                                   DATES                  RATES               VALUE
    -----                                                                   -----                  -----               -----
CORPORATE BONDS--132.01%
AIRLINE--0.91%
$     6,420   Airplanes Pass-Through Trust                                03/15/12                10.875%            $ 2,028,335
                                                                                                                     -----------
APPAREL/TEXTILES--3.78%
      1,200   Dan River, Inc.                                             12/15/03                10.125                 420,000
      5,000   Levi Straus & Co.                                           01/15/08                11.625               4,250,000
      2,000   Tropical Sportswear International Corp., Series A           06/15/08                11.000               1,850,000
      2,000   WestPoint Stevens, Inc.                                     06/15/05                 7.875                 655,000
      1,175   William Carter Co.**                                        08/15/11                10.875               1,280,750
                                                                                                                     -----------
                                                                                                                       8,455,750
                                                                                                                     -----------
AUTO MANUFACTURING/SUPPLIERS--3.37%
      4,000   Collins & Aikman Products Co.                               04/15/06                11.500               3,780,000
      2,605   Delco Remy International, Inc.                        08/01/06 to 05/01/09     10.625 to 11.000          2,669,338
      1,000   Dura Operating Corp., Series D                              05/01/09                 9.000                 965,000
      3,500   Hayes Lemmrez International, Inc.                           07/15/06                11.000                 105,000
                                                                                                                     -----------
                                                                                                                       7,519,338
                                                                                                                     -----------
BROADBAND--6.39%
      2,250   Alestra S.A.                                                05/15/06                12.125               1,586,250
      3,300   Energis PLC                                                 06/15/09                 9.750               2,673,000
      5,500   Flag Telecom Holdings Ltd.                                  03/30/10                11.625               2,475,000
      3,750   Global Crossing Holdings Ltd.                               11/15/09                 9.500                 487,500
      4,750   GT Group Telecom, Inc.                                      02/01/10                13.250+                807,500
      5,000   Level 3 Communications, Inc.                                03/15/08                11.000               2,700,000
      4,750   Metromedia Fiber Network, Inc.                              11/15/08                10.000               1,282,500
      3,250   Versatel Telecom International                              05/15/08                13.250               1,235,000
      2,175   Williams Communications Group, Inc.                         10/01/09                10.875               1,000,500
      2,000   World Access, Inc. (b)                                      01/15/08                13.250                  20,000
                                                                                                                     -----------
                                                                                                                      14,267,250
                                                                                                                     -----------
BROADCAST--8.08%
      2,000   Cumulus Media, Inc.                                         07/01/08                10.375               2,090,000
      2,750   Interep National Radio Sales, Inc., Series B                07/01/08                10.000               1,815,000
      4,750   Nexstar Finance LLC, Inc.                                   04/01/08                12.000               4,465,000
      1,500   Nextmedia Operating, Inc.**                                 07/01/11                10.750               1,560,000
      1,000   Paxson Communications Corp.**                               07/15/08                10.750               1,057,500
      1,000   Sinclair Broadcast Group, Inc.**                            12/15/11                 8.750               1,000,000
      4,000   Sinclair Broadcast Group, Inc.                              09/30/05                10.000               4,140,000
      2,000   Young Broadcasting, Inc.                                    03/01/11                10.000               1,935,000
                                                                                                                     -----------
                                                                                                                      18,062,500
                                                                                                                     -----------
BUILDING PRODUCTS--3.63%
      3,500   Atrium Cos., Inc., Series B                                 05/01/09                10.500               3,071,250
      2,500   Dayton Superior Corp.                                       06/15/09                13.000               2,550,000
      2,500   Nortek, Inc., Series B                                      06/15/11                 9.875               2,481,250
                                                                                                                     -----------
                                                                                                                       8,102,500
                                                                                                                     -----------


                                       5

  PRINCIPAL
   AMOUNT                                                                 MATURITY               INTEREST
    (000)                                                                   DATES                  RATES               VALUE
    -----                                                                   -----                  -----               -----
CORPORATE BONDS--(CONTINUED)
CABLE--9.82%
$     3,000   Adelphia Communications Corp.                               10/01/10                10.875%            $ 3,112,500
      4,750   Callahan Nordrhein-Westfalen                                07/15/10                14.000               3,562,500
      3,000   Charter Communications Holdings                       10/01/09 to 05/15/11     10.000 to 10.750          3,140,000
      2,000   Coaxial Commerce, Inc.                                      08/15/06                10.000               2,000,000
      2,000   Ekabel Hessen GMBH                                          09/01/10                14.500               1,380,000
      3,500   James Cable Partners LP, Series B                           08/15/04                10.750               2,590,000
      2,250   NTL, Inc., Series B                                         10/01/08                11.500                 810,000
      3,500   Ono Finance PLC                                             05/01/09                13.000               2,769,375
      3,000   Telewest Communications PLC                                 10/01/07                11.000               2,370,000
      5,000   UIH Australia Pacific, Inc.                                 05/15/06                14.000                 206,250
                                                                                                                     -----------
                                                                                                                      21,940,625
                                                                                                                     -----------
CHEMICALS--6.03%
      1,000   Acetex Corp.**                                              08/01/09                10.875                 985,000
      2,500   Avecia Group PLC                                            07/01/09                11.000               2,412,500
      2,000   Equistar Chemicals LP                                       09/01/08                10.125               2,040,000
      3,500   Geo Specialty Chemicals, Inc.                               08/01/08                10.125               3,010,000
      2,875   Huntsman ICI Chemicals LLC                                  07/01/09                10.125               2,673,750
      2,350   Lyondell Chemical Co.                                 05/01/07 to 05/01/09      9.875 to 10.875          2,341,000
                                                                                                                     -----------
                                                                                                                      13,462,250
                                                                                                                     -----------
CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--4.20%
      5,000   Allegiance Telecom, Inc.                                    05/15/08                12.875               3,750,000
      2,500   Colt Telecom Group PLC                                      12/15/06                12.000+              2,250,000
      8,250   Hyperion Telecommunications, Inc.                           11/01/07                12.000                 123,750
      3,640   KMC Telecom Holdings, Inc.                                  05/15/09                13.500                 309,400
      2,000   McLeodUSA, Inc.                                             01/01/09                11.375                 300,000
      8,500   Neon Communications, Inc.                                   08/15/08                12.750               2,125,000
      4,050   XO Communications, Inc.                               12/15/07 to 06/01/09     10.750 to 12.750            537,000
                                                                                                                     -----------
                                                                                                                       9,395,150
                                                                                                                     -----------
CONSUMER PRODUCTS--3.20%
      1,500   Remington Products Co. LLC, Series D                        05/15/06                11.000               1,267,500
      4,575   Samsonite Corp.                                             06/15/08                10.750               3,339,750
      3,250   Winsloew Furniture, Inc., Series B                          08/15/07                12.750               2,535,000
                                                                                                                     -----------
                                                                                                                       7,142,250
                                                                                                                     -----------
CONTAINERS & PACKAGING--2.12%
      4,900   Four M Corp., Series B                                      06/01/06                12.000               4,728,500
                                                                                                                     -----------
ENERGY--0.93%
     10,420   Orion Refining Corp.**@                                     11/15/04                10.000+              2,083,907
                                                                                                                     -----------
ENVIRONMENTAL SERVICES--3.46%
      7,500   Allied Waste North America, Inc., Series B                  08/01/09                10.000               7,725,000
                                                                                                                     -----------


                                       6

  PRINCIPAL
   AMOUNT                                                                 MATURITY               INTEREST
    (000)                                                                   DATES                  RATES               VALUE
    -----                                                                   -----                  -----               -----
CORPORATE BONDS--(CONTINUED)
FINANCE-OTHER--0.33%
$     2,500   Nationwide Credit, Inc., Series A                           01/15/08                10.250%             $  737,500
      5,550   Superior National Insurance Group @(b)                      12/01/17                10.750+                      0
                                                                                                                     -----------
                                                                                                                         737,500
                                                                                                                     -----------
FOOD PROCESSORS/BEVERAGE/BOTTLING--4.29%
      4,250   B & G Foods, Inc.                                           08/01/07                 9.625               4,048,125
      4,000   Luigino's, Inc.                                             02/01/06                10.000               3,900,000
      1,500   Michael Foods, Inc., Series B                               04/01/11                11.750               1,631,250
                                                                                                                     -----------
                                                                                                                       9,579,375
                                                                                                                     -----------
GAMING--10.99%
      4,000   Alliance Gaming Corp., Series B                             08/01/07                10.000               4,160,000
      1,500   Ameristar Casinos, Inc.                                     02/15/09                10.750               1,650,000
      2,000   Herbst Gaming, Inc.**                                       09/01/08                10.750               2,080,000
      1,750   Hollywood Casino Corp.                                      05/01/07                11.250               1,898,750
      3,920   Majestic Star Casino LLC, Series B                          07/01/06                10.875               3,841,600
      3,650   MGM Grand, Inc.                                             06/01/07                 9.750               3,882,687
      5,125   Park Place Entertainment Corp.                              12/15/05                 7.875               5,176,250
      1,750   Penn National Gaming, Inc., Series B                        03/01/08                11.125               1,872,500
                                                                                                                     -----------
                                                                                                                      24,561,787
                                                                                                                     -----------
HEALTHCARE FACILITIES/SUPPLIES--2.98%
      5,000   Triad Hospitals Holdings, Inc., Series B                    05/15/09                11.000               5,625,000
      1,000   Vicar Operating, Inc.**                                     12/01/09                 9.875               1,022,500
                                                                                                                     -----------
                                                                                                                       6,647,500
                                                                                                                     -----------
HOME BUILDERS--0.94%
      2,075   D.R. Horton, Inc.                                           02/01/09                 8.000               2,095,750
                                                                                                                     -----------
INDUSTRIAL-OTHER--2.62%
      8,250   Blount, Inc.                                                08/01/09                13.000               4,083,750
      2,000   Motors & Gears, Inc., Series D                              11/15/06                10.750               1,780,000
                                                                                                                     -----------
                                                                                                                       5,863,750
                                                                                                                     -----------
LODGING--2.47%
      1,000   Hilton Hotels Corp.                                         02/15/11                 8.250                 975,230
      4,650   Host Marriott L.P., Series E                                02/15/06                 8.375               4,533,750
                                                                                                                     -----------
                                                                                                                       5,508,980
                                                                                                                     -----------
OIL EQUIPMENT--2.85%
      2,690   Key Energy Services, Inc.                                   01/15/09                14.000               3,080,050
      3,000   Pride International, Inc.                                   06/01/09                10.000               3,277,500
                                                                                                                     -----------
                                                                                                                       6,357,550
                                                                                                                     -----------
OIL & GAS--3.16%
      2,950   Belden & Blake Corp., Series B                              06/15/07                 9.875               2,419,000
      1,500   Plains Resources, Inc., Series D                            03/15/06                10.250               1,522,500
      3,675   The Wiser Oil Co.                                           05/15/07                 9.500               3,123,750
                                                                                                                     -----------
                                                                                                                       7,065,250
                                                                                                                     -----------


                                       7

  PRINCIPAL
   AMOUNT                                                                 MATURITY               INTEREST
    (000)                                                                   DATES                  RATES               VALUE
    -----                                                                   -----                  -----               -----
CORPORATE BONDS--(CONTINUED)
PAPER & FOREST PRODUCTS--4.41%
$     2,225   Ainsworth Lumber Ltd.                                       07/15/07                12.500%          $   1,935,750
      2,000   Bear Island Paper Co. LLC, Series B                         12/01/07                10.000               1,900,000
      1,650   Potlatch Corp.**                                            07/15/11                10.000               1,749,000
      1,625   Riverwood International Corp.                               04/01/08                10.875               1,665,625
      2,500   Tembec Industry, Inc.                                       06/30/09                 8.625               2,612,500
                                                                                                                     -----------
                                                                                                                       9,862,875
                                                                                                                     -----------
PUBLISHING--4.97%
      2,000   Mail-Well I Corp., Series B                                 12/15/08                 8.750               1,560,000
      6,000   Premier Graphics, Inc. (b)                                  12/01/05                11.500                 187,500
      2,000   PRIMEDIA, Inc.                                              06/01/04                10.250               1,905,000
      2,325   T/SF Communications Corp., Series B                         11/01/07                10.375               2,069,250
      2,500   TransWestern Publishing Co.**                               11/15/07                 9.625               2,550,000
      2,000   Yell Finance BV (WI)                                        08/01/11                10.750               2,130,000
      2,500   Ziff Davis Media, Inc., Series B                            07/15/10                12.000                 700,000
                                                                                                                     -----------
                                                                                                                      11,101,750
                                                                                                                     -----------
RESTAURANTS--2.52%
      5,160   American Restaurant Group, Inc.**                           11/01/06                11.500               4,644,000
      1,000   Sbarro, Inc.                                                09/15/09                11.000                 975,000
                                                                                                                     -----------
                                                                                                                       5,619,000
                                                                                                                     -----------
RETAIL--3.99%
      4,300   Advance Stores Co., Inc., Series B                          04/15/08                10.250               4,386,000
      2,000   Office Depot, Inc.                                          07/15/08                10.000               2,175,000
      2,250   PETCO Animal Supplies, Inc.**                               11/01/11                10.750               2,345,625
                                                                                                                     -----------
                                                                                                                       8,906,625
                                                                                                                     -----------
RETAIL (FOOD)--3.11%
      1,000   Fleming Cos., Inc.                                          04/01/08                10.125               1,047,500
      1,000   Fleming Cos., Inc., Series B                                07/31/07                10.625               1,000,000
      5,000   The Pantry, Inc.                                            10/15/07                10.250               4,900,000
                                                                                                                     -----------
                                                                                                                       6,947,500
                                                                                                                     -----------
SATELLITE--1.07%
      5,025   ICG Holdings, Inc. @(b)                                     05/01/06                12.500                 351,750
      3,000   ICG Services, Inc. @(b)                                     02/15/08                10.000+                180,000
      2,000   Pegasus Communications Corp., Series B                      10/15/05                 9.625               1,860,000
                                                                                                                     -----------
                                                                                                                       2,391,750
                                                                                                                     -----------
SERVICE--3.34%
      6,995   American Eco Corp. @(b)                                     05/15/08                 9.625+                    699
      3,000   Avis Rent A Car, Inc.                                       05/01/09                11.000               3,210,000
      1,000   Diamond Triumph Autoglass                                   04/01/08                 9.250                 930,000
      2,800   Key3Media Group, Inc.                                       06/15/11                11.250               2,240,000
     13,575   Park `N View, Inc. @(b)                                     05/15/08                13.000+              1,086,000
                                                                                                                     -----------
                                                                                                                       7,466,699
                                                                                                                     -----------


                                       8

  PRINCIPAL
   AMOUNT                                                                 MATURITY               INTEREST
    (000)                                                                   DATES                  RATES            VALUE
    -----                                                                   -----                  -----            -----
CORPORATE BONDS--(CONCLUDED)
TECHNOLOGY--1.62%
$     2,000   Chippac International Ltd., Series B                        08/01/09                12.750%        $ 1,850,000
      1,690   Fairchild Semiconductor Corp.                               03/15/07                10.125           1,766,050
      4,260   Inter Act Systems, Inc. @(b)                                08/01/03                14.000+                  0
                                                                                                                 -----------
                                                                                                                   3,616,050
                                                                                                                 -----------
TRANSPORTATION--1.15%
      2,000   Laidlaw, Inc. (b)                                           04/15/25                 8.750           1,040,000
      1,675   Stena AB                                                    06/15/07                 8.750           1,526,344
                                                                                                                 -----------
                                                                                                                   2,566,344
                                                                                                                 -----------
UTILITY-ELECTRICITY, GAS & OTHER--2.78%
      6,250   AES Corp.                                                   06/01/09                 9.500           6,218,750
                                                                                                                 -----------
WIRELESS TELECOMMUNICATIONS--16.50%
      4,850   Alamosa Delaware, Inc.                                      02/01/11                12.500           5,128,875
      1,500   American Tower Corp.                                        02/01/09                 9.375           1,275,000
      2,750   Crown Castle International Corp.                            08/01/11            9.375 to 10.750      2,751,875
      2,000   Dobson Communications Corp.                                 07/01/10                10.875           2,170,000
      2,000   Dobson Sygnet Communications                                12/15/08                12.250           2,210,000
      3,000   Leap Wireless International, Inc.                           04/15/10                12.500           2,280,000
        600   Nextel Communications, Inc.                                 02/01/11                 9.500             489,000
      6,500   Nextel Communications, Inc..                                02/15/08                 9.500+          4,745,000
      6,600   Nextel International, Inc.                                  04/15/08                12.125+            330,000
      7,000   Nextel International, Inc.                                  08/01/10                12.750             490,000
      2,500   Nextel Partners, Inc.                                       03/15/10                11.000           2,162,500
      1,000   Nextel Partners, Inc.**                                     11/15/09                12.500             935,000
      5,500   PTC International Finance                                   12/01/09                11.250           5,555,000
      3,000   SBA Communications Corp.                                    02/01/09                10.250           2,580,000
        450   Spectrasite Holdings, Inc.                                  04/15/09                11.250+            139,500
      4,350   Spectrasite Holdings, Inc., Series B                        03/15/10                10.750           2,479,500
      1,000   Voicestream Wireless Corp.                                  11/15/09                10.375           1,132,500
                                                                                                                 -----------
                                                                                                                  36,853,750
                                                                                                                 -----------
Total Corporate Bonds (cost--$415,721,171)                                                                       294,881,890
                                                                                                                 -----------
  NUMBER OF
   SHARES
   ------
COMMON STOCKS (a)--0.40%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.31%
    170,682   RCN Corp.                                                                                             578,612
     88,063   Song Networks Holding AB                                                                              105,658
     48,600   Viatel, Inc. @(c)                                                                                           0
                                                                                                                  ---------
                                                                                                                    684,270
                                                                                                                  ---------
ENERGY--0.00%
    437,921   Orion Refining Corp. @                                                                                      0
                                                                                                                  ---------


                                       9

  NUMBER OF
   SHARES                                                                                                           VALUE
   ------                                                                                                           -----
COMMON STOCKS--(CONCLUDED)
ENVIRONMENTAL SERVICES--0.00%
    219,599   Waste Systems International, Inc. @                                                                 $       0
                                                                                                                  ---------
FOOD PRODUCTS--0.02%
     40,949   Packaged Ice, Inc.                                                                                     46,272
                                                                                                                  ---------
INDUSTRIAL CONGLOMERATES--0.07%
    332,317   Metal Management, Inc.                                                                                166,159
                                                                                                                  ---------
SERVICE--0.00%
     98,094   Park `N View, Inc.                                                                                        981
                                                                                                                  ---------
SPECIALTY RETAIL--0.00%
     47,500   Samuels Jewelers, Inc. @                                                                                6,840
                                                                                                                  ---------
Total Common Stocks (cost--$15,245,057)                                                                             904,522
                                                                                                                  ---------

PREFERRED STOCKS--2.76%
CABLE--0.88%
     20,000   Adelphia Communications Corp., Class A                                                              1,960,000
                                                                                                                  ---------
ENVIRONMENTAL SERVICES--0.00%
      2,518   Waste Systems International, Inc. @(a)                                                                    629
                                                                                                                  ---------
RESTAURANTS--0.00%
         11   American Restaurant Group, Inc. (a)(c)                                                                      0
                                                                                                                  ---------
SATELLITE--0.00%
      3,049   ICG Holdings, Inc. (a)                                                                                  9,147
                                                                                                                  ---------
SERVICE--0.06%
    471,804   Earthwatch, Inc.                                                                                      117,951
                                                                                                                  ---------
TECHNOLOGY--0.00%
      6,500   Inter Act Systems, Inc.**@(a)                                                                           6,500
                                                                                                                  ---------
WIRELESS TELECOMMUNICATIONS--1.82%
      5,219   Crown Castle International Corp.                                                                    4,070,820
                                                                                                                  ---------
Total Preferred Stocks (cost--$13,756,902)                                                                        6,165,047
                                                                                                                  ---------

  NUMBER OF
  WARRANTS
  --------
WARRANTS (a)--0.21%
BROADBAND--0.02%
      4,750   GT Group Telecom, Inc.                                                                                 47,500
      4,950   Pathnet, Inc.                                                                                              49
                                                                                                                  ---------
                                                                                                                     47,549
                                                                                                                  ---------
BUILDING PRODUCTS--0.02%
      2,500   Dayton Superior Corp.**                                                                                37,500
                                                                                                                  ---------
CABLE--0.00%
      3,000   UIH Australia Pacific, Inc.                                                                                 0
                                                                                                                  ---------
CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--0.00%
      3,000   Knology Holdings, Inc.                                                                                      3
                                                                                                                  ---------


                                       10

  NUMBER OF
  WARRANTS                                                                                                           VALUE
  --------                                                                                                           -----
WARRANTS--(CONCLUDED)
COMMUNICATIONS-MOBILE--0.00%
      1,750   McCaw International Ltd.                                                                                 $ 18
                                                                                                                  ---------
CONSUMER PRODUCTS--0.00%
      3,250   Winsloew Furniture, Inc.                                                                                  812
                                                                                                                  ---------
FINANCIAL SERVICES--0.00%
        750   Olympic Financial Ltd.                                                                                      0
                                                                                                                  ---------
OIL EQUIPMENT--0.12%
      4,500   Key Energy Services, Inc.                                                                             270,000
                                                                                                                  ---------
TECHNOLOGY--0.00%
      6,500   Inter Act Electronic Marketing, Inc. @                                                                     65
      6,500   Inter Act Systems, Inc. @                                                                               6,500
                                                                                                                  ---------
                                                                                                                      6,565
                                                                                                                  ---------

UTILITY-ELECTRICITY, GAS & OTHER--0.00%
        800   Electronic Retailing Systems International                                                                  0
                                                                                                                  ---------
WIRELESS TELECOMMUNICATIONS--0.05%
      3,000   Leap Wireless International, Inc.                                                                     120,000
                                                                                                                  ---------
Total Warrants (cost--$548,745)                                                                                      482,447
                                                                                                                  ---------

  PRINCIPAL
   AMOUNT                                                                               MATURITY          INTEREST
    (000)                                                                                 DATE              RATE
    -----                                                                                 ----              ----
REPURCHASE AGREEMENT--0.32%
$       707   Repurchase Agreement dated 11/30/01 with State Street
                Bank & Trust Co., collateralized by $694,575 various U.S. Treasury
                Bonds, U.S. Treasury Notes and U.S. Treasury Bills, 0.000%-6.500%,
                due 12/20/01-11/15/26; (value--$721,230); proceeds: $707,118
                (cost--$707,000)                                                         12/03/01           2.000%        707,000
                                                                                                                     ------------
Total Investments (cost--$445,978,875)--135.70%                                                                       303,140,906
Liabilities in excess of other assets--(35.70)%                                                                       (79,756,070)
                                                                                                                     ------------
Net Assets--100.00%                                                                                                  $223,384,836
                                                                                                                     ============

----------
@    Illiquid securities representing 1.67% of net assets.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing securities.
(b)  Bond interest in default.
(c) Security is being fair valued by a management committee under the direction of the board of directors.
(WI) When Issued

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                NOVEMBER 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$445,978,875)                                                     $ 303,140,906
Receivable for investments sold                                                                                  1,593,875
Interest receivable                                                                                             11,417,925
Other assets                                                                                                         2,541
                                                                                                             -------------
Total assets                                                                                                   316,155,247
                                                                                                             -------------
LIABILITIES
Bank loan payable                                                                                               90,250,000
Payable for investments purchased                                                                                1,935,210
Payable for interest on bank loan                                                                                  219,094
Payable to investment manager and administrator                                                                    177,663
Payable to custodian                                                                                               113,172
Accrued expenses and other liabilities                                                                              75,272
                                                                                                             -------------
Total liabilities                                                                                               92,770,411
                                                                                                             -------------
NET ASSETS
Capital stock--$0.001 par value; 200,000,000 shares authorized; 39,540,773 shares issued and outstanding       558,363,994
Undistributed net investment income                                                                                579,594
Accumulated net realized loss from investment transactions                                                    (192,720,783)
Net unrealized depreciation of investments                                                                    (142,837,969)
                                                                                                             -------------
Net assets applicable to shares outstanding                                                                  $ 223,384,836
                                                                                                             =============
Net asset value per share                                                                                            $5.65
                                                                                                                     =====

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                       FOR THE SIX
                                                                                                       MONTHS ENDED
                                                                                                    NOVEMBER 30, 2001
                                                                                                       (UNAUDITED)
                                                                                                       -----------
INVESTMENT INCOME:
Interest                                                                                              $ 25,032,838
                                                                                                      ------------
EXPENSES:
Interest expense, loan commitment and other fees                                                         1,955,461
Investment management and administration                                                                 1,175,168
Custody and accounting                                                                                      71,843
Professional fees                                                                                           51,198
Reports and notices to shareholders                                                                         49,494
Transfer agency fees                                                                                         4,817
Directors' fees                                                                                              3,767
Other expenses                                                                                              37,669
                                                                                                      ------------
                                                                                                          3,349,417
                                                                                                      ------------
NET INVESTMENT INCOME                                                                                   21,683,421
                                                                                                      ------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions                                                         (21,755,632)
Net change in unrealized appreciation/depreciation of investments                                      (31,655,515)
                                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES                                            (53,411,147)
                                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $(31,727,726)
                                                                                                      ============

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     FOR THE
                                                                                                 SIX MONTHS ENDED      FOR THE
                                                                                                NOVEMBER 30, 2001     YEAR ENDED
                                                                                                    (UNAUDITED)     MAY 31, 2001
                                                                                                    -----------     ------------
FROM OPERATIONS:
Net investment income                                                                           $  21,683,421       $  41,345,343
Net realized losses from investment transactions                                                  (21,755,632)        (79,180,247)
Net change in unrealized appreciation/depreciation of investments and interest rate swap          (31,655,515)        (20,846,383)
                                                                                                -------------       -------------
Net decrease in net assets resulting from operations                                              (31,727,726)        (58,681,287)
                                                                                                -------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                             (20,771,834)        (46,853,019)
                                                                                                -------------       -------------
CAPITAL STOCK TRANSACTIONS:
Shares issued in connection with the reorganization involving Managed High Yield Fund Inc.             --              57,292,004
Proceeds from dividends reinvested                                                                  5,061,152           9,050,468
                                                                                                -------------       -------------
Net increase in net assets resulting from capital stock transactions                                5,061,152          66,342,472
                                                                                                -------------       -------------
Net decrease in net assets                                                                        (47,438,408)        (39,191,834)
NET ASSETS:
Beginning of period                                                                               270,823,244         310,015,078
                                                                                                -------------       -------------
End of period (including undistributed net investment income of $579,594 at November 30, 2001)   $223,384,836        $270,823,244
                                                                                                =============       =============

                 See accompanying notes to financial statements

STATEMENT OF CASH FLOWS

                                                                                                FOR THE SIX
                                                                                                MONTHS ENDED
                                                                                             NOVEMBER 30, 2001
                                                                                                (UNAUDITED)
                                                                                                -----------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
Interest received                                                                            $   22,711,189
Operating expenses paid                                                                          (1,612,713)
Interest paid                                                                                    (2,173,874)
Purchase of short-term portfolio investments, net                                                  (707,000)
Purchase of long-term portfolio investments                                                     (69,235,100)
Sale of long-term portfolio investments                                                          75,478,180
                                                                                             --------------
Net cash provided from operating activities                                                      24,460,682
                                                                                             --------------
CASH FLOWS PROVIDED FROM (USED FOR) FINANCING ACTIVITIES:
Dividends paid to shareholders                                                                  (20,771,834)
Decrease in bank loan                                                                            (8,750,000)
Proceeds from capital stock transactions                                                          5,061,152
                                                                                             --------------
Net cash used for financing activities                                                          (24,460,682)
                                                                                             --------------
Net change in cash                                                                                        0
Cash at beginning of period                                                                               0
                                                                                             --------------
Cash at end of period                                                                        $            0
                                                                                             --------------
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO CASH
PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                                           $(31,727,726)
                                                                                             --------------
Decrease in investments, at value                                                                55,863,940
Decrease in receivable for investments sold                                                       3,265,428
Decrease in interest receivable                                                                     170,509
Decrease in other assets                                                                             14,994
Decrease in payable for investments purchased                                                      (365,156)
Decrease in payable to custodian                                                                 (2,309,143)
Decrease in payable for interest on bank loan                                                      (218,413)
Decrease in payable to investment manager and administrator                                        (101,967)
Decrease in accrued expenses and other liabilities                                                 (131,784)
                                                                                             --------------
                                                                                                 56,188,408
                                                                                             --------------
Net cash provided from operating activities                                                  $   24,460,682
                                                                                             ==============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


   Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in the State of Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors") the investment manager and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed or advised by Brinson Advisors.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

BORROWINGS

   The Fund has a $200 million committed credit facility (the "facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund has pledged assets in the amount of $227,791,131 on November 30, 2001 as collateral for the bank loan.

   For the six months ended November 30, 2001, the Fund borrowed a daily weighted average balance of $95,748,634 at an interest rate of 4.07%.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

   The Board has approved an investment management and administration contract ("Management Contract") with Brinson Advisors, under which Brinson Advisors serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays Brinson Advisors an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

   Brinson Advisors has entered into a sub-advisory contract ("Sub-Advisory Contract") with Brinson Partners (New York), Inc. ("Brinson Partners") dated February 8, 2001, pursuant to which Brinson Partners serves as investment sub-advisor for the Fund. Under the Sub-Advisory Contract, Brinson Advisors (not the Fund) is obligated to pay Brinson Partners at the annual rate of 0.2375% of the Fund's average weekly net assets.

REORGANIZATION INVOLVING MANAGED HIGH YIELD FUND INC.

   Effective as of the close of business on June 2, 2000 (the "Reorganization Date"), the Managed High Yield Plus Fund Inc. acquired all of the assets and assumed all of the liabilities of Managed High Yield Fund Inc. ("Managed High Yield Fund"). The acquisition was accomplished by a tax-free exchange of 5,841,759 shares of the Fund for 6,031,667 shares of the Managed High Yield Fund outstanding on the Reorganization Date. Managed High Yield Fund's net assets at that date, valued at $57,292,004 including net unrealized depreciation of investments of $12,133,299, were combined with those of the Fund. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange. The Fund's statement of operations and financial highlights do not include the operations of Managed High Yield Fund prior to the Reorganization Date.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at November 30, 2001, was substantially the same as the cost of securities for financial statement purposes.

   At November 30, 2001, the components of net unrealized depreciation of investments were as follows:


          Gross depreciation (investments having an excess of cost over value)          $(153,338,379)
          Gross appreciation (investments having an excess of value over cost)             10,500,410
                                                                                        -------------
          Net unrealized depreciation of investments                                    $(142,837,969)
                                                                                        =============

   For the six months ended November 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $66,560,801 and $72,212,752, respectively.

CAPITAL STOCK

   There are 200,000,000 shares of $0.001 par value capital stock authorized and 39,540,773 shares outstanding at November 30, 2001. Transactions in shares of common stock were as follows:

                                                                                   SHARES       AMOUNT
                                                                                   ------       ------
         FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001:
          Dividends reinvested                                                      785,633 $ 5,061,152
                                                                                  ========= ===========

         FOR THE YEAR ENDED MAY 31, 2001:
          Shares issued in connection with the reorganization
             involving Managed High Yield Fund Inc                                5,841,759 $57,292,004
          Dividends reinvested                                                    1,054,753   9,050,468
                                                                                  --------- -----------
          Net increase                                                            6,896,512 $66,342,472
                                                                                  ========= ===========

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At May 31, 2001, the Fund had a net capital loss carryover of $139,667,275. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $3,675,851 in 2003; $531,918 in 2004; $1,037,133 in 2005; $13,100,516
in 2007; $50,099,935 in 2008; and $71,221,922 in 2009. The capital loss carryforward includes $20,743,806 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses are subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $51,602,513 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on June 1, 2001.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                   FOR THE
                                                                 SIX MONTHS                FOR THE               FOR THE PERIOD
                                                                    ENDED             YEARS ENDED MAY 31,        JUNE 26, 1998+
                                                               NOVEMBER 30, 2001   -------------------------         THROUGH
                                                                 (UNAUDITED)          2001           2000         MAY 31, 1999
                                                               ---------------     ----------     ----------     ---------------
Net asset value, beginning of period                           $          6.99     $     9.73     $    12.35     $         15.00
                                                               ---------------     ----------     ----------     ---------------
Net investment income                                                     0.55           1.07           1.48                1.42
Net realized and unrealized losses
from investment transactions                                             (1.36)         (2.58)         (2.60)              (2.83)
                                                               ---------------     ----------     ----------     ---------------
Net decrease from investment operations                                  (0.81)         (1.51)         (1.12)              (1.41)
                                                               ---------------     ----------     ----------     ---------------
Dividends from net investment income                                     (0.53)         (1.23)         (1.50)              (1.24)
                                                               ---------------     ----------     ----------     ---------------
Net asset value, end of period                                 $          5.65     $     6.99     $     9.73     $         12.35
                                                               ===============     ==========     ==========     ===============
Market value, end of period                                    $          6.29     $     7.65     $     9.44     $         12.31
                                                               ===============     ==========     ==========     ===============
Total investment return (1)                                             (10.55)%        (5.55)%       (12.14)%             (9.37)%
                                                               ===============     ==========     ==========     ===============

Ratios/Supplemental data:
Net assets, end of period (000's)                              $       223,385     $  270,823     $  310,015     $       388,929
Expenses to average net assets, including interest expense                2.80%*         3.11%          3.59%               3.02%*
Expenses to average net assets, excluding interest expense                1.16%*         1.07%          1.17%               1.15%*
Net investment income to average net assets                              18.11%*        13.00%         12.74%              11.82%*
Portfolio turnover rate                                                     21%            54%            66%                 52%
Asset coverage++                                               $         3,475     $    3,736     $    3,844     $         3,682

----------
+    Commencement of operations
++   Per $1,000 of bank loans outstanding
*    Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for periods of less than one year.

GENERAL INFORMATION (UNAUDITED)

THE FUND
     Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment manager and administrator is Brinson Advisors, Inc., an indirect wholly-owned asset management subsidiary of UBS AG, which had over $78.3 billion in assets under management as of December 31, 2001.

SHAREHOLDER INFORMATION
     The Fund's NYSE trading symbol is "HYF." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

     An annual meeting of shareholders of the Fund was held on September 20, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.

PROPOSAL 1

                                                         SHARES       SHARES
                                            SHARES      WITHHELD       VOTED
TO VOTE FOR OR AGAINST THE ELECTION OF:    VOTED FOR    AUTHORITY     AGAINST
                                           ----------   ----------   ----------
Margo N. Alexander                         36,525,247       0          690,464
Richard D. Armstrong                       36,516,889       0          698,822
E. Garrett Bewkes, Jr.                     36,456,307       0          759,404
Richard R. Burt                            36,561,887       0          653,824
Meyer Feldberg                             36,560,554       0          655,157
George W. Gowen                            36,496,617       0          719,094
Frederick V. Malek                         36,526,794       0          688,917
Carl W. Schafer                            36,530,798       0          684,913
Brian M. Storms                            36,537,054       0          678,657

     (BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE SHARES WITHHOLD AUTHORITY TOTALS.)

DIVIDEND REINVESTMENT PLAN

     The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber, Inc. or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

     In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

     Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.             George W. Gowen
CHAIRMAN
                                   William W. Hewitt, Jr.
Margo N. Alexander
                                   Morton L. Janklow
Richard Q. Armstrong
                                   Frederic V. Malek
David J. Beaubien
                                   Carl W. Schafer
Richard R. Burt
                                   William D. White
Meyer Feldberg


PRINCIPAL OFFICERS
Brian M. Storms                    Paul H. Schubert
PRESIDENT                          VICE PRESIDENT AND TREASURER

Amy R. Doberman
VICE PRESIDENT AND SECRETARY


INVESTMENT MANAGER AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


SUBADVISOR

Brinson Partners (New York), Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

THE FINANCIAL INFORMATION INCLUDED THEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                                                  MANAGED HIGH
                                                  YIELD PLUS
                                                  FUND INC.
                                                  ------------------------------
                                                  NOVEMBER 30, 2001


                                                  SEMIANNUAL REPORT